Exhibit 10.2

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) dated as of the 22nd day of November, 2019 (the “Effective Date”), is between ThermoGenesis Holdings Inc., a Delaware corporation formerly known as Cesca Therapeutics Inc. (“Contributor”), and ImmuneCyte Life Sciences Inc., a Delaware corporation (the “Company”).

1.     Assets. The Company hereby accepts from Contributor, and Contributor hereby transfers and conveys to the Company, free and clear of all liens, claims, and encumbrances, all of the assets listed on Exhibit A attached hereto (the “Assets”).

2.     No Representations. The Company is acknowledging that Contributor has not made, and disclaims any and all, representations and warranties to the Company with respect to the Assets, other than for Contributor’s representations (made hereby) that: (i) Contributor has sole, exclusive, good and marketable title free and clear of all liens to the Assets; and (ii) Contributor has all requisite corporate power and authority to execute, deliver and perform this Agreement and the transactions contemplated hereby, without violating any known third party rights, and when executed by Contributor, the Agreement will be enforceable against Contributor. The Company agrees that, subject to the foregoing representations, it is taking the Assets on an “as is”/ “where is” basis.

3.     Further Assurances. From and after the Effective Date, each party shall take all actions and duly execute and deliver or cause to be executed and delivered all instruments of sale, conveyance, transfer, assignment, or assumption, and all notices, releases, acquittances, and other documents that may be necessary or advisable to consummate the transactions contemplated in this Agreement, or more fully to sell, convey, transfer, assign, and deliver to and vest in Purchaser the Assets sold, conveyed, transferred, assigned, and delivered pursuant hereto or intended so to be.

4.     Miscellaneous. This Agreement constitutes the sole and entire agreement of Contributor and the Company with respect to the matters described herein and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such matters. This Agreement may be amended or modified only by a written instrument signed by Contributor and the Company. Neither Contributor nor the Company may assign its rights or obligations hereunder without the prior written consent of the other. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, Contributor and the Company have caused this Agreement to be executed as of the Effective Date.

ThermoGenesis Holdings Inc.		ImmuneCyte Life Sciences Inc.

By:	/s/ Jeff Cauble	By:	/s/ Billie Ahluwalia
Name: Jeff Cauble		Name: Billie Ahluwalia
Title: Principal Accounting Officer		Title: Principal Accounting Officer

EXHIBIT A

Patents:

CESCA REF.	FILE NUMBER	TITLE	COUNTRY	STATUS	APPL. NO.	FILE DATE	PAT. NO.	GRANT DATE	CALC. EXP. DATE
AMI	P262641.CN-HK.01	RAPID INFUSION OF AUTOLOGOUS BONE MARROW DERIVED STEM CELLS	Hong Kong	Published	16105929.7	May 24, 2016
AMI	P262641.EP.01	RAPID INFUSION OF AUTOLOGOUS BONE MARROW DERIVED STEM CELLS	European Patent Office	To Be Abandoned	14738001.8	Jan 8, 2014
AMI	P262641.US.01	RAPID INFUSION OF AUTOLOGOUS BONE MARROW DERIVED STEM CELLS	U.S.A.	Issued	14/296,360	Jun 4, 2014	9,439,930	Sep 13, 2016	Jan 29, 2033
AMI	P262641.US.02	RAPID INFUSION OF AUTOLOGOUS BONE MARROW DERIVED STEM CELLS	U.S.A.	Issued	14/297,565	Jun 5, 2014	9,402,867	Aug 2, 2016	Jan 12, 2033
AMI	P262641.US.03	RAPID INFUSION OF AUTOLOGOUS BONE MARROW DERIVED STEM CELLS	U.S.A.	Issued	14/297,557	Jun 5, 2014	9,393,269	Jul 19, 2016	Jan 12, 2033
AMI	P262641.WO.01	RAPID INFUSION OF AUTOLOGOUS BONE MARROW DERIVED STEM CELLS	PCT	Completed	PCT/US2014/010745	Jan 8, 2014
AMI	P262641.WO-CN.01	RAPID INFUSION OF AUTOLOGOUS BONE MARROW DERIVED STEM CELLS	China	Issued	201480014602.0	Jan 8, 2014	ZL201480014602.0	Aug 27, 2019
AMI	P262641.WO-IN.01	RAPID INFUSION OF AUTOLOGOUS BONE MARROW DERIVED STEM CELLS	India	Pending	7120/DELNP/2015	Jan 8, 2014
AMI	P262641.WO-JP.01	RAPID INFUSION OF AUTOLOGOUS BONE MARROW DERIVED STEM CELLS	Japan	Issued	2015-552751	Jan 8, 2014	6525889	May 17, 2019
CLI	P262642.EP.01	INTRAMUSCULAR ADMINISTRATION OF AUTOLOGOUS BONE MARROW FOR TREATMENT	European Patent Office	To Be Abandoned	16789796.6	Apr 28, 2016
CLI	P262642.US.01	INTRAMUSCULAR ADMINISTRATION OF AUTOLOGOUS BONE MARROW FOR TREATMENT	U.S.A.	Completed	62/156,126	May 1, 2015			May 1, 2016
CLI	P262642.WO.01	INTRAMUSCULAR ADMINISTRATION OF AUTOLOGOUS BONE MARROW FOR TREATMENT	PCT	Completed	PCT/US2016/029863	Apr 28, 2016
CLI	P262642.WO-CN.01	INTRAMUSCULAR ADMINISTRATION OF AUTOLOGOUS BONE MARROW FOR TREATMENT	China	Published	201680038228.7	Apr 28, 2016
CLI	P262642.WO-IN.01	INTRAMUSCULAR ADMINISTRATION OF AUTOLOGOUS BONE MARROW FOR TREATMENT	India	Pending	201717039350	Apr 28, 2016
CLI	P262642.WO-US.01	INTRAMUSCULAR ADMINISTRATION OF AUTOLOGOUS BONE MARROW FOR TREATMENT	U.S.A.	Published	15/571,244	Apr 28, 2016			Apr 28, 2036
RES-Q	P264021.EP.01	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	European Patent Office	Issued	08878638.9	Dec 4, 2008	2376232	Mar 22, 2017
RES-Q	P264021.EP-DE.01	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	Germany	Issued	08878638.9	Dec 4, 2008	602008049404.7	Mar 22, 2017

Exhibit A Page 1 of 9

CESCA REF.	FILE NUMBER	TITLE	COUNTRY	STATUS	APPL. NO.	FILE DATE	PAT. NO.	GRANT DATE	CALC. EXP. DATE
RES-Q	P264021.EP-FR.01	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	France	Issued	08878638.9	Dec 4, 2008	2376232	Mar 22, 2017
RES-Q	P264021.EP-GB.01	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	UK	Issued	08878638.9	Dec 4, 2008	2376232	Mar 22, 2017
RES-Q	P264021.EP-HK.01	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	Hong Kong	Issued	12103643.1	Dec 4, 2008	1163009	Jun 1, 2018
RES-Q	P264021.WO.01	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	PCT	Completed	PCT/US2008/013377	Dec 4, 2008
RES-Q	P264021.WO-CN.01	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	China	Issued	200880132763.4	Dec 4, 2008	200880132763.4	Jul 22, 2015
RES-Q	P264021.WO-JP.01	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	Japan	Abandoned	2011-539483	Dec 4, 2008	5355707	Aug 20, 2013
RES-Q	P264021.WO-JP.02	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	Japan	Issued	2013-147790	Dec 4, 2008	5714063	Mar 20, 2015
RES-Q	P264021.WO-KR.01	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	Republic of Korea	Issued	10-2011-7015481	Dec 4, 2008	10-1609226	Mar 30, 2016
RES-Q	P264021.WO-MX.01	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	Mexico	Issued	MXA/2011/005876	Dec 4, 2008	329045	Mar 30, 2015
RES-Q	P264021.WO-MX.02	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	Mexico	Pending	MX/A/2014/009681	Dec 4, 2008
RES-Q	P264022.US.01	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	U.S.A.	Issued	12/315,722	Dec 4, 2008	8,177,072	May 15, 2012	Dec 4, 2028
RES-Q	P264022.US.02	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	U.S.A.	Issued	13/374,988	Jan 24, 2012	8,511,479	Aug 20, 2013	Dec 4, 2028
RES-Q	P264022.US.03	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	U.S.A.	Issued	13/374,983	Jan 26, 2012	8,506,823	Aug 13, 2013	Dec 4, 2028
RES-Q	P264022.US.04	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	U.S.A.	Issued	13/506,145	Mar 30, 2012	8,511,480	Aug 20, 2013	Dec 4, 2028
RES-Q	P264022.US.05	APPARATUS AND METHOD FOR SEPARATING AND ISOLATING COMPONENTS OF A BIOLOGICAL FLUID	U.S.A.	Issued	13/969,313	Aug 16, 2013	9,375,661	Jun 28, 2016	Dec 4, 2028
CXP	P264348.EP.01	Devices and Methods for Bio-Processing Cellular Samples	European Patent Office	Pending	18736645.5	Jan 8, 2018
CXP	P264348.US.01	Devices and Methods for Bio-Processing Cellular Samples	U.S.A.	Completed	62/443,785	Jan 8, 2017			Jan 8, 2018
CXP	P264348.WO.01	Devices and Methods for Bio-Processing Cellular Samples	PCT	Expired	PCT/US2018/012817	Jan 8, 2018
CXP	P264348.WO-CN.01	Devices and Methods for Bio-Processing Cellular Samples	China	Pending	201880016661.X	Jan 8, 2018
CXP	P264348.WO-US.01	Devices and Methods for Bio-Processing Cellular Samples	U.S.A.	Pending	16/475,952	Jan 8, 2018			Jan 8, 2038

Exhibit A Page 2 of 9

Trademarks:

T262473.IB.01	499658-00033 Cesca Therapeutics Inc.	CESCA THERAPEUTICS	International Bureau (WIPO) Registered To Be Abandoned	1209995 May 6, 2014	1209995 May 6, 2014
010:	Medical devices and equipment, namely, containers sold empty for storing and thawing thermolabile products in the nature of blood, blood plasma, and derivatives from blood and fibrinogen.

T262472.US.01	499658-00013 Cesca Therapeutics, Inc.	CESCA THERAPEUTICS	United States of America Registered	86/310,884 Jun 16, 2014	5200261 May 9, 2017
010:

Medical devices and equipment, namely, automated blood and bone marrow processing systems comprised of electromechanical cell purification modules and companion disposable products, namely, polymer based sterilized medical bag sets comprised of a plasma bag, red blood cell bag and final product storage bag all sold empty and interconnected through a valve that enables the separation, processing and preservation of cell and tissue therapy products.

T262455.US.01	499658-00020 Cesca Therapeutics, Inc.	CESCA THERAPEUTICS & Design	United States of America Registered	86/310,928 Jun 16, 2014	5200262 May 9, 2017
010:

Medical devices and equipment, namely, automated blood and bone marrow processing systems comprised of electromechanical cell purification modules and companion disposable products, namely, polymer based sterilized medical bag sets comprised of a plasma bag, red blood cell bag and final product storage bag all sold empty and interconnected through a valve that enables the separation, processing and preservation of cell and tissue therapy products.

T262476.IB-EM.01	499658-00031 Cesca Therapeutics, Inc.	RES-Q	European Union Registered	1093048 Sep 2, 2011	1093048 Aug 22, 2012
010:	Medical device that is used for isolation and capturing of biological cells from fluids and aspirates from humans.

T264223.IN.01	499658-00089 Cesca Therapeutics Inc.	RES-Q	India Opposed To Be Abandoned	2219946 Oct 14, 2011
010:	Medical device that is used for isolation and capturing of biological cells from fluids and aspirates from humans.

T262476.IB.01	499658-00031 Cesca Therapeutics, Inc.	RES-Q	International Bureau (WIPO) Registered	1093048 Sep 2, 2011	1093048 Sep 2, 2011
010:	Medical device that is used for isolation and capturing of biological cells from fluids and aspirates from humans.

Note: The lists above contain patents and trademarks for Res-Q. As part of a settlement agreement with Harvest (Terumo BCT) in an intellectual property infringement suit signed in June 2015, the Company has relinquished its rights to manufacture or sell Res-Q products in the United States. With the inclusion of these patents and trademarks, both parties agree that the joint venture has no right to and will not manufacture or sell Res-Q in the United States. Additionally, if the joint venture violates the settlement, it agrees to indemnify the Company of any potential legal ramifications.

Exhibit A Page 3 of 9